UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2009


                                LUX ENERGY CORP.
               (Exact name of registrant as specified in charter)

           Nevada                     333-149000                 98-0557091
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

     Suite 1950 - 777 8th Ave S.W.
       Calgary, Alberta, Canada                                   T2P 3R5
(Address of principal executive offices)                         (Zip Code)

                                 (780) 669-0936
                          Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01. OTHER EVENTS.

On June 10, 2009, Lux Energy Corp. (the "Company") completed negotiations to acquire working interests in two oil wells in Barrhead West Central, Alberta, Canada. The interest to be acquired is a 4% working interest in the project called the "Barrhead C & D". The Company will enter into a formal agreement shortly and at that time will file additional particulars.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LUX ENERGY CORP.


Date: July 15, 2009                       By: /s/ Shane Broesky
                                              ----------------------------------
                                              Shane Broesky, President

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